UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

The Audit and Finance Committee of the Board of Directors (the “Audit Committee”) of Heidrick & Struggles International, Inc. (the “Company”) has conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee invited several firms to participate in this process.

As a result of this process, on June 13, 2018, the Audit Committee appointed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Company’s formal engagement of RSM remains subject to RSM completing its client acceptance process. In conjunction with the selection of RSM to serve as the Company’s independent registered public accounting firm, the Audit Committee dismissed KPMG LLP (“KPMG”) from that role effective on June 13, 2018.

KPMG’s audit reports on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain any adverse opinion or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2017 and December 31, 2016, respectively, and the interim period through June 13, 2018, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter, dated June 15, 2018, is attached hereto as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

On June 13, 2018, the Audit Committee appointed RSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The formal engagement of RSM remains subject to RSM completing its client acceptance process. During the fiscal years ended December 31, 2017 and December 31, 2016, respectively, and the subsequent interim period through June 13, 2018, neither the Company nor anyone acting on its behalf has consulted with RSM on any matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit.

Exhibit 16.1	Letter of KPMG LLP dated June 15, 2018 to the SEC regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By:	/s/ Kamau A. Coar
Kamau A. Coar
General Counsel

Date: June 15, 2018